Exhibit 23

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-Q into Industries' previously filed Form S-8 Registration Statement, No. 33-30619; and Form S-8 Registration Statement, No. 33-30621.


                                              Arthur Andersen LLP

Chicago, Illinois

November 13, 1995